CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP

In order to induce RADNOR TRUST COMPANY, a division of NexTier Bank, N.A., and its successors and assigns, with its principal office at 150 N. Radnor Chester Road, Wayne, PA 19087 ("Lender") to make, renew, extend or continue a loan or loans, to make future loans or to make or continue other extensions of credit to PRWT SERVICES, INC., a corporation with its principal office located at 1835 Market Street, 8th Floor, Philadelphia, Pennsylvania 19103 ("Borrower"), including but not limited to that certain loan in the original principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00), as evidenced by a Note of even date herewith from Borrower to Lender (the "Note"), each of the undersigned guarantors, being:

(i) Willie F. Johnson, residing

(ii) Fletcher Wiley, and

(iii) William Turner,

(each, a "Guarantor" and together, the "Guarantors" or the "undersigned"), unconditionally guarantees and becomes surety for the full and timely payment, whether by declaration, acceleration or otherwise, by Borrower of the principal of and interest on each and every loan (both those now in existence and those that shall hereafter be made) of Lender to Borrower and each and every other obligation or liability (both those now in existence and those that shall hereafter arise, including without limitation all costs and expenses of enforcement and collection including reasonable attorney's fees, and including the "Debt" of Borrower to Lender, as such term is defined in the Loan Agreement, of even date herewith, by and between Borrower and Lender) of Borrower to Lender, whether or not such loans, obligations or liabilities shall hereafter be released or discharged (collectively referred to hereinafter, and including but not limited to the indebtedness evidenced by the Note, as the "Indebtedness of Borrower" or the "Indebtedness").

Each of the Guarantors agrees to make such full payment to Lender within two (2) days after written notice is delivered to any of the Guarantors by the Lender to the address of Guarantors provided above when any Indebtedness of Borrower or any portion thereof is due to be paid to Lender, irrespective of whether or not any one or more of the following events have occurred:

(i) Lender has made any demand on Borrower;

(ii) Lender has taken any action of any nature against Borrower;

(iii) Lender has pursued any rights that Lender has against any other person who may be liable for any Indebtedness of Borrower;

(iv) Lender holds or has resorted to any security for any Indebtedness of Borrower; or

(v) Lender has invoked any other remedies or rights Lender has available with respect to any Indebtedness of Borrower.

Each of the Guarantors agrees that his liability as surety and guarantor is unconditional. Each of the Guarantors therefore agrees to make full payment to Lender even if any Indebtedness of Borrower is for any reason invalid or unenforceable.

1. Each of the Guarantors waives and agrees not to enforce any of the rights of the Guarantors against Borrower unless and until Borrower is no longer liable in any respect to Lender, including, but not limited to:

(i) any right of any Guarantor to be subrogated in whole or in part to any right or claim with respect to any Indebtedness of Borrower or any portion thereof to Lender which might otherwise arise from partial payment by any Guarantor to Lender on account of any Indebtedness of Borrower or any portion thereof; and

(ii) any right of any Guarantor to require the marshalling of assets of Borrower which might otherwise arise from partial payment by any Guarantor to Lender on account of any Indebtedness of Borrower or any portion thereof.

2. Except as otherwise specifically provided herein, each of the Guarantors waives any and all notice with respect to: (i) acceptance by Lender of this Agreement; and (ii) the provisions of any note, instrument or agreement relating to Indebtedness of Borrower; and (iii) any default in connection with Indebtedness of Borrower.

3. Except as otherwise specifically provided herein, each of the Guarantors waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with any Indebtedness of Borrower.

4. Each of the Guarantors agrees that Lender may from time to time and as many times as Lender, in its sole discretion, deems appropriate do any of the following without notice to any Guarantor and without adversely affecting the validity or enforceability of this Agreement:

(i) release, surrender, exchange, compromise, or settle any Indebtedness of Borrower;

(ii) change, renew, or waive the terms of Indebtedness of Borrower;

(iii) change, renew, or waive the terms of any note, instrument, or agreement relating to Indebtedness of Borrower, such rights in Lender to include without limitation the right to change the rate of interest charged to Borrower;

(iv) grant any extension or indulgence with respect to the payment to Lender of Indebtedness of Borrower;

(v) enter into any agreement of forebearance with respect to Indebtedness of Borrower;

(vi) release, surrender, exchange or compromise any security held by Lender for the Indebtedness of Borrower;

(vii) release any person who is a guarantor or surety or who has agreed to purchase Indebtedness of Borrower; and

(viii) release, surrender, exchange or compromise any security or lien held by Lender for the liabilities of any person who is guarantor or surety for the Indebtedness of Borrower.

Each of the Guarantors agrees that Lender may do any of the above as Lender deems necessary or advisable, in Lender's sole discretion, without giving any notice to any Guarantor, and that each of the Guarantors will remain liable for full payment to Lender of Indebtedness of Borrower to Lender.

5. Each of the Guarantors, as security for the Indebtedness of Borrower and the obligations of each of them hereunder, pledge(s) to Lender, and grant(s) to Lender a security interest in and a right of set-off against, all moneys, deposits, and other property of any kind owned by any Guarantor or both of them in which any Guarantor or both of them have an interest and which are or shall be in the possession or control of Lender at any time for any reason whatsoever, including but not limited to any and all Deposit Accounts and Instruments of each of the Guarantors (together, the "Collateral"). For purposes hereof, such capitalized terms shall have the following respective meaning:

"Deposit Accounts" shall have the meaning given to that term in the UCC.

"Instrument" has the meaning assigned thereto in the UCC and shall include without limitation all negotiable instruments (as defined in the UCC), all certificated securities (as defined in the UCC) and all other writings which evidence a right to the payment of money, now or after the date of this Guaranty owned by any of the Guarantors, whenever acquired.

"UCC" means the Uniform Commercial Code from time to time in effect from time to time, of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time.

6. Each of the Guarantors recognizes and agrees that after the date hereof Borrower may incur additional Indebtedness, refinance existing Indebtedness of Borrower or pay existing Indebtedness and subsequently incur additional Indebtedness, and that in any such transaction, even if such transaction is not now contemplated, Lender will rely in any such case upon this Agreement and the enforceability thereof against each of the Guarantors

and that this Agreement shall remain in full force and effect with respect to such future Indebtedness of Borrower.

7. Each of the Guarantors further agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Indebtedness is or must be rescinded or returned by Lender for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of Borrower, such Indebtedness shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Indebtedness, all as though such application by Lender had not been made.

8. Each of the Guarantors agrees that this Agreement shall remain in full force and effect as to the Guarantors and each of them until all Indebtedness of Borrower to Lender shall have been indefeasibly paid in full.

9. Each of the Guarantors agrees that no failure on the part of Lender to exercise any of its rights under this Agreement shall be a waiver of such rights or a waiver of any default by such Guarantor. Each of the Guarantors further agrees that no waiver or modification of any rights of Lender under this Agreement shall be effective unless in writing and signed by an authorized officer of Lender. Each of the Guarantors further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of Lender in any other respect.

10. Each of the Guarantors agrees to pay all costs and expenses, including attorney's fees, incurred by Lender in enforcing this Agreement against either or both Guarantors. Each of the Guarantors further agrees to pay all costs and expenses, including attorney's fees, incurred by Lender in collecting or attempting to collect the Indebtedness of Borrower.

11. Each of the Guarantors agrees to be jointly and severally bound by the terms of this Agreement and jointly and severally liable under this Agreement. As a result of such liability each of the Guarantors acknowledges that Lender may, in its sole discretion, elect to enforce this Agreement for the total Indebtedness of Borrower against any one or both of the Guarantors without any duty or responsibility to pursue any other party to this Agreement and that such an election by Lender shall not be a defense to any action Lender may elect to take against any one or both of the Guarantors.

12. Each of the Guarantors agrees that Lender may release any one or both of the Guarantors from liability under this Agreement, provided it shall give notice of such release to the other of the Guarantors not so released and to Borrower, and provided further that the Guarantor not to be so released unanimously agrees in writing delivered to Lender that it may make such release. Each of the Guarantors further agrees that any release by Lender shall not affect the liability of any Guarantor not released who shall continue to be fully bound by the terms of this Agreement.

13. Each of the Guarantors agrees that this Agreement shall be binding upon the Guarantors, their respective executors, administrators, successors and/or assigns, and that the death of any individual Guarantor shall in no way impair or affect this Agreement, either with respect to the estate of the person so dying, which shall continue to be bound, or otherwise. Each of the Guarantors further agrees that this Agreement shall inure to the benefit of Lender, its successors and assigns. Neither this Agreement nor the power of attorney to confess judgment as hereinafter provided at Section 19 below shall be affected by the bankruptcy, death or disability of any one or both of the Guarantors.

14. Each of the Guarantors agrees that this Agreement and the rights and obligations of the parties hereto shall be for all purposes governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Pennsylvania, but without regard to its conflict of laws principles which would make the laws of any other jurisdiction applicable to this Agreement.

15. Each of the Guarantors recognizes that this Agreement when executed constitutes a sealed instrument and as a result the instrument will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without any consideration.

16. The provisions of this Agreement are severable, and if any clause or provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such clause or provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such clause or provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

17. Each of the Guarantors acknowledges that in addition to binding themselves to this Agreement, at the time of execution of this Agreement Lender offered to the Guarantors, and each of them, a copy of this Agreement in the form in which it was executed and that by acknowledging this fact the Guarantors, and each of them, may not later be able to claim that a copy of this Agreement was not received by them.

18. JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER, BORROWER AND/OR THE UNDERSIGNED ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN EACH OF THEM AND LENDER IN CONNECTION WITH THIS INSTRUMENT OR ANY NOTE OR OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS INSTRUMENT, ANY NOTE OR

ANY OTHER GUARANTY OR PAYMENT, AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.

19. WARRANT OF ATTORNEY AUTHORIZING JUDGMENTS BY CONFESSION. THE UNDERSIGNED, AND EACH OF THEM, JOINTLY AND SEVERALLY, DO HEREBY EMPOWER THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR THE UNDERSIGNED, OR ANY ONE OR MORE OF THEM, AND WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, CONFESS A JUDGMENT OR JUDGMENTS AGAINST THE UNDERSIGNED, OR ANY ONE OR MORE OF THEM, IN ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA, AT ANY TIME AFTER THE DATE HEREOF, AND WHETHER OR NOT BORROWER IS THEN IN DEFAULT, IN FAVOR OF LENDER OR ITS SUCCESSORS OR ASSIGNS FOR THE UNPAID BALANCE OF THE INDEBTEDNESS OF BORROWER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF 15% FOR COLLECTION AND EACH OF THE UNDERSIGNED HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS IN SAID PROCEEDINGS AND WAIVES STAY OF EXECUTION, THE RIGHT TO PETITION TO SET ASIDE OR ORDER A RESALE, THE RIGHT OF INQUISITION AND EXTENSION OF TIME OF PAYMENT, AND AGREES TO CONDEMNATION OF ANY PROPERTY LEVIED UPON BY VIRTUE OF ANY EXECUTION ISSUED ON ANY SUCH JUDGMENT, AND EACH OF THE UNDERSIGNED SPECIFICALLY WAIVES ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR MAY HEREAFTER BE EXEMPT UNDER ANY EXISTING OR FUTURE LAWS OF THE UNITED STATES OF AMERICA OR THE COMMONWEALTH OF PENNSYLVANIA OR OF ANY OTHER JURISDICTION. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST EITHER OR BOTH OF THE UNDERSIGNED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, AND MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS LENDER OR ITS SUCCESSORS OR ASSIGNS SHALL DEEM NECESSARY OR DESIRABLE.

20. VENUE; WAIVER OF PERSONAL JURISDICTION AND SERVICE OF PROCESS. ANY ACTION AT LAW, SUIT IN EQUITY OR OTHER JUDICIAL PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT AND MAINTAINED IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AT PITTSBURGH, PA, IF IT HAS SUBJECT MATTER JURISDICTION THEREOF, OR THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, LENDER MAY BRING AN ACTION IN ANY OTHER COURT IN ANY OTHER COUNTY OR STATE OR DISTRICT WHICH HAS JURISDICTION OVER THE PARTIES TO SUCH ACTION. EACH GUARANTOR HEREBY WAIVES ANY OBJECTION TO PERSONAL JURISDICTION IN SAID COURTS, AND AGREES THAT THE MAILING OF ANY PROCESS TO THE ADDRESS OF THE UNDERSIGNED AS PROVIDED HEREIN BY CERTIFIED MAIL,

RETURN RECEIPT REQUESTED, SHALL CONSTITUTE LAWFUL AND VALID SERVICE OF PROCESS.

21. Any notice required or given hereunder shall be deemed properly given two business days after mailed, postage prepaid, addressed to the designated recipient at its address set forth herein or such other address as such party may advise the other parties by notice given in accordance with this provision. All such notices shall be mailed certified, return receipt requested.

22. Counterparts. THE EXECUTION HEREOF BY EACH PARTY HERETO SHALL CONSTITUTE A CONTRACT BETWEEN THEM FOR THE USES AND PURPOSES HEREINABOVE SET FORTH, AND THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH EXECUTED COUNTERPART CONSTITUTING AN ORIGINAL BUT ALL TOGETHER ONLY ONE AGREEMENT. DELIVERY OF AN EXECUTED COUNTERPART OF A SIGNATURE PAGE TO THIS AGREEMENT BY FACSIMILE TRANSMISSION SHALL BE AS EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART OF THIS AGREEMENT. ANY PARTY SO EXECUTING THIS AGREEMENT BY FACSIMILE TRANSMISSION SHALL PROMPTLY DELIVER A MANUALLY EXECUTED COUNTERPART, PROVIDED THAT ANY FAILURE TO DO SO SHALL NOT AFFECT THE VALIDITY OF THE COUNTERPART EXECUTED BY FACSIMILE TRANSMISSION.

IN WITNESS WHEREOF, each of the Guarantors, intending to be legally bound, has executed this Agreement as of the 2 day of November, 2007, with the intention that this Agreement shall constitute a sealed instrument.

_______________________ (SEAL)
Willie F. Johnson

_______________________ (SEAL)
Fletcher Wiley

_______________________ (SEAL)
William Turner

RETURN RECEIPT REQUESTED, SHALL CONSTITUTE LAWFUL AND VALID SERVICE OF PROCESS.

21. Any notice required or given hereunder shall be deemed properly given two business days after mailed, postage prepaid, addressed to the designated recipient at its address set forth herein or such other address as such party may advise the other parties by notice given in accordance with this provision. All such notices shall be mailed certified, return receipt requested.

22. Counterparts. THE EXECUTION HEREOF BY EACH PARTY HERETO SHALL CONSTITUTE A CONTRACT BETWEEN THEM FOR THE USES AND PURPOSES HEREINABOVE SET FORTH, AND THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH EXECUTED COUNTERPART CONSTITUTING AN ORIGINAL BUT ALL TOGETHER ONLY ONE AGREEMENT. DELIVERY OF AN EXECUTED COUNTERPART OF A SIGNATURE PAGE TO THIS AGREEMENT BY FACSIMILE TRANSMISSION SHALL BE AS EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART OF THIS AGREEMENT. ANY PARTY SO EXECUTING THIS AGREEMENT BY FACSIMILE TRANSMISSION SHALL PROMPTLY DELIVER A MANUALLY EXECUTED COUNTERPART, PROVIDED THAT ANY FAILURE TO DO SO SHALL NOT AFFECT THE VALIDITY OF THE COUNTERPART EXECUTED BY FACSIMILE TRANSMISSION.

IN WITNESS WHEREOF, each of the Guarantors, intending to be legally bound, has executed this Agreement as of the 2nd day of November, 2007, with the intention that this Agreement shall constitute a sealed instrument.

______________________________(SEAL)
Willie F. Johnson

Fletcher H. Wiley (SEAL)
Fletcher Wiley

______________________________(SEAL)
William Turner